Exhibit 99.1

FOR IMMEDIATE RELEASE

March 17, 2014

GSI Group Announces Closing of JADAK LLC Acquisition

Bedford, MA — GSI Group Inc. (NASDAQ: GSIG) (the “Company”, “we”, “our”, or “GSI”), a leading global supplier of precision photonics and motion control components and subsystems to the medical, industrial, electronics and scientific markets, today announced the closing of its acquisition of JADAK LLC and JADAK Technologies Inc. (together, “JADAK”), a North Syracuse, New York-based provider of optical data collection and machine vision technologies to medical device original equipment manufacturers (“OEM’s”), for $93.5 million in cash. As a result of this transaction, JADAK is now a wholly owned subsidiary of GSI.

JADAK’s technology consists of barcode components and scanners, machine vision cameras, RFID technology, magnetic stripe readers, portable platforms and associated software. JADAK’s products are highly engineered, application-specific components that are developed and manufactured to meet the extremely high performance and quality requirements of major medical OEMs, which use JADAK’s products to increase safety and reduce medical errors by verifying patient identity, validating the specified therapy or function and enhancing the accuracy of the medical procedure.

The total purchase price of $93.5 million was financed using a combination of cash on hand and the Company’s newly amended credit facility. In addition to the total purchase price, the Company has granted restricted stock units (“RSUs”) in an aggregate of 180,000 shares to the four owner managers of the JADAK business. These RSUs will be eligible to vest after two years if certain financial targets have been achieved. These RSU awards are intended to be employment inducement awards pursuant to NASDAQ rules.

The Company expects to finish the first quarter of 2014 with approximately $140 million of gross debt, and slightly more than $100 million of net debt. The Company defines net debt, a non-GAAP measure, as total debt minus cash and cash equivalents.

The transaction is expected to be accretive to GSI’s non-GAAP free cash flow and earnings in 2014. JADAK is expected to add approximately $40 million in revenue and approximately $7.5 million in Adjusted EBITDA, a non-GAAP financial measure, to GSI’s financial results for 2014. In addition, GSI expects to realize greater than $12 million of cash tax benefit from the “step-up” in the basis of the acquired assets of JADAK. See “Safe Harbor and Forward Looking Information” below.

Use of Non-GAAP Financial Measures

This press release includes non-GAAP financial measures, net debt, Adjusted EBITDA, free cash flow, which are not financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). The Company defines Adjusted EBITDA as the net income attributable to GSI Group Inc. before deducting interest, income taxes, depreciation, amortization, non-cash share-based compensation, restructuring, acquisition, divestitures, and other non-recurring costs, income from discontinued operations, net of tax, and other non-operating income/expense items, including foreign exchange gains/losses and earnings from an equity-method investment. Management believes Adjusted EBITDA provides meaningful supplementary information regarding the Company’s operating results because it excludes amounts that management does not consider as part of operating results when assessing and measuring the operational and financial performance of the Company. Adjusted EBITDA is used by management to evaluate operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, evaluate investment opportunities including acquisitions and divestitures, and determine the bonus payments for senior management and employees. The Company believes this non-GAAP measure provides greater transparency and insight into management’s method of analysis.

Because of the forward-looking nature of the forecasted Adjusted EBITDA figure included in this press release, specific quantification of the amounts that would be required to reconcile net income to Adjusted EBITDA is not available. The Company believes that there is a degree of volatility with respect to the Company’s and JADAK’s net income which precludes it from providing accurate forecasted GAAP to non-GAAP reconciliations. Based on the above, the Company believes that providing such a reconciliation for the forecasted Adjusted EBITDA figure would imply a degree of precision that would be confusing or misleading to investors.

Safe Harbor and Forward Looking Information

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this press release that do not relate to matters of historical facts should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “plan,” “aim,” “pro forma,” and other similar expressions. These forward-looking statements include, but are not limited to, statements related to: the Company’s expected future financial performance, liquidity and tax benefits after the acquisition of JADAK, and other statements that are not historical facts.

In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Assumptions relating to the foregoing are inherently speculative and involve judgments and risks with respect to a number of matters that are difficult or impossible to predict accurately and many of which are beyond the control of GSI. Certain of these judgments and the types of risks that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and in the Company’s subsequent filings with the SEC made prior to or after the date hereof. Although GSI believes that the assumptions underlying the forward-looking statements in this press release are reasonable, any of the assumptions could prove inaccurate, and future events and results may differ materially from current projections or expectations as described in this press release. Therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation, by GSI or any other person, that results set forth in such forward-looking statements will be achieved. GSI also undertakes no obligation to revise the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except to the extent expressly required by applicable law.

About JADAK

Headquartered in North Syracuse, New York, JADAK is a manufacturer of optical data collection technologies with a proven record of providing product and system solutions for medical companies requiring barcode, RFID, machine vision and camera based technologies. JADAK has established itself as a strategic partner for today’s top healthcare companies through its flexible, customer centric approach and its wide range of capabilities. More information about JADAK is available at JADAK’s website at www.jadaktech.com.

About GSI

GSI Group Inc. designs, develops, manufactures and sells precision photonics and motion control components and sub-systems for applications demanding extremely high levels of performance. Our technology is targeted primarily at Original Equipment Manufacturers for incorporation into products and systems for a wide range of applications in major markets including: medical, industrial, electronics and scientific. GSI Group Inc.’s common shares are listed on NASDAQ (GSIG).

More information about GSI is available on the Company’s website at www.gsig.com. For additional information, please contact GSI Group Inc., Investor Relations, at (781) 266-5137 or InvestorRelations@gsig.com.

SOURCE GSI Group Inc.

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